As of July 31, 2000


Guaranty Federal Bank, F.S.B.
8333 Douglas Avenue
Dallas, Texas 75225


     Re: Modification of an existing $65,000,000.00 guidance line from Guaranty Federal Bank, F.S.B. ("Lender") to Legacy/Monterey Homes L.P., an Arizona corporation ("Borrower"); such loan and other indebtedness being guaranteed by Meritage Corporation, a Maryland corporation, MTH-Texas GP, Inc., an Arizona corporation and MTH-Texas LP, Inc., an Arizona corporation (collectively referred to as "Guarantor")


Gentlemen:

     Reference is made to that certain Master Loan Agreement dated as of January 31, 1993 (and all amendments thereto, if any) (the "Loan Agreement") between Lender and Borrower governing a $65,000,000.00 loan (as decreased) (the "Loan") for the acquisition and/or refinancing of residential lots located in certain counties in the State of Texas as described therein, and the construction of single-family residences thereon. Unless otherwise expressly defined herein, each term used herein with its initial letter capitalized shall have the meaning given to such term in the Loan Agreement. As used in this letter agreement, the term "Loan Instruments" shall mean and include the "Loan Instruments" as defined in the Loan Agreement, this letter agreement and all other documents executed in conjunction herewith (and all amendments thereto, if any).

     Borrower and Lender desire to amend and modify certain terms and provisions of the Loan and the Loan Instruments as follows:

     1. The stated maturity date of the Note is hereby extended to and including August 31, 2000, when the entire unpaid principal balance of the Note, together with all accrued and unpaid interest shall be due and payable; provided, however, such date may be extended as set forth in Paragraph 9 of the Loan Agreement (as amended hereby).

     2. Paragraph 11 of Exhibit A to the Loan Agreement is hereby modified by deleting such paragraph in its entirety and replacing it with the following:

          Paragraph 9. MATURITY AND EXTENSION. The maturity date of the Note shall be the later of the maturity date as provided in the Note (August 31, 2000) (the "Stated Maturity Date"), or nine (9) months after the recording in the Real Property Records of the last Mortgage

Guaranty Federal Bank, F.S.B.
As of July 31, 2000
Page 2

          (the "Extended Maturity Date") approved by Lender and recorded prior to the expiration of the Stated Maturity Date. After the Stated Maturity Date, no additional Mortgage shall be recorded.

     3. All Loan Instruments hereby are amended and modified in a manner consistent with the modifications, terms and/or provisions contained herein. Except as modified hereby, all the terms, provisions and conditions of the Loan Instruments shall remain in full force and effect.

     4. The terms and provisions of this letter agreement may not be modified, amended, altered or otherwise affected except by instrument in writing executed by Lender and Borrower.

     5. Each Guarantor by its execution hereof agree to the amendments and modifications to the Loan Instruments set forth herein and in the prior amendments and modifications to the Loan Instruments and agree that all of such modifications do not and will not waive, release or in any manner modify either Guarantor's obligations and liabilities under and pursuant to the Guaranty.

             (The balance of this page is intentionally left blank.)

Guaranty Federal Bank, F.S.B.
As of July 31, 2000
Page 3


     If this letter agreement correctly sets forth our understanding of the subject matter contained herein, please indicate this by executing this letter agreement in the space furnished below and then return a fully-executed copy to the undersigned.

                                     Very truly yours,


                                     BORROWER:

                                     LEGACY/MONTEREY HOMES L.P.,
                                     an Arizona limited partnership


                                     BY:  MTH-TEXAS GP, INC.,
                                          an Arizona corporation,
                                          General Partner


                                          By: /s/ Rick Morgan
                                              ----------------------------------
                                              Name: Rick Morgan
                                                    ----------------------------
                                              Title: Vice President
                                                     ---------------------------

Guaranty Federal Bank, F.S.B.
As of July 31, 2000
Page 4


                                     GUARANTOR:

                                     MERITAGE CORPORATION,
                                     a Maryland corporation


                                     By: /s/ John Landon
                                         ---------------------------------------
                                         Name: John Landon
                                               ---------------------------------
                                         Title: Co-CEO
                                                --------------------------------


                                     MTH-TEXAS GP, INC.,
                                     an Arizona corporation,


                                     By: /s/ Rick Morgan
                                         ---------------------------------------
                                         Name: Rick Morgan
                                               ---------------------------------
                                         Title: Vice President
                                                --------------------------------


                                     MTH-TEXAS LP, INC., an Arizona corporation


                                     By: /s/ Rick Morgan
                                         ---------------------------------------
                                         Name: Rick Morgan
                                               ---------------------------------
                                         Title: Vice President
                                                --------------------------------

Guaranty Federal Bank, F.S.B.
As of July 31, 2000
Page 5


ACCEPTED AND AGREED TO:

LENDER:

GUARANTY FEDERAL BANK, F.S.B.,
a federal savings bank


By:
    ---------------------------------------
    Name:
          ---------------------------------
    Title:
           --------------------------------